UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2015

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue P.O. Box 58039 Santa Clara, CA		95052-8039

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On April 26, 2015 (U.S.) and April 27, 2015 (Japan), Applied Materials, Inc., a Delaware corporation (“Applied Materials”), Tokyo Electron Limited, a Japanese corporation (kabushiki kaisha) (“Tokyo Electron”), and Eteris B.V. (formerly known as TEL-Applied Holdings B.V.), a Netherlands private limited liability corporation (besloten vennootschap) and wholly owned subsidiary of Tokyo Electron (“Eteris”), entered into a Mutual Termination Agreement (the “Termination Agreement”) to terminate their previously reported Business Combination Agreement, dated as of September 24, 2013, by and among Applied Materials, Tokyo Electron and (by joinder) Eteris (as amended on February 14, 2014 and February 26, 2015, the “BCA”). The parties reached this decision after the U.S. Department of Justice advised the parties that the coordinated remedy proposal submitted to all regulators would not be sufficient to replace the competition lost from the merger. No termination fees will be payable by either Applied Materials or Tokyo Electron.

A copy of the Termination Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On April 26, 2015, Applied Materials announced that the Board of Directors of Applied Materials has authorized a repurchase program of up to $3 billion of its outstanding common stock over the next three years ending in April 2018 (the “Repurchase Authorization”). The amount and timing of future repurchases may vary depending on the market price of the common stock, market factors, business considerations, and general economic conditions.

A copy of the press release announcing the termination of the BCA is attached hereto as Exhibit 99.1, and a copy of the press release announcing the Repurchase Authorization is attached hereto as Exhibit 99.2, and each is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Mutual Termination Agreement, dated as of April 26, 2015 (U.S.) and April 27, 2015 (Japan), by and among Applied Materials, Tokyo Electron and Eteris.

99.1	Press release announcing termination of the BCA, dated April 26, 2015.

99.2	Press release announcing the Repurchase Authorization, dated April 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)

Dated: April 27, 2015

	By:	/s/ Thomas F. Larkins
Thomas F. Larkins
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Mutual Termination Agreement, dated as of April 26, 2015 (U.S.) and April 27, 2015 (Japan), by and among Applied Materials, Tokyo Electron and Eteris.

99.1	Press release announcing termination of the BCA, dated April 26, 2015.

99.2	Press release announcing the Repurchase Authorization, dated April 26, 2015.